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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                               ------------------


                Date of Report (Date of earliest event reported):
                                 AUGUST 2, 2002

                               -------------------

                              TRICORD SYSTEMS, INC.
             (Exact Name of Registrant as Specified in its Charter)



           DELAWARE                     0-21366                 41-1590621
(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
       of Incorporation)                                  Identification Number)


       2905 NORTHWEST BOULEVARD, SUITE 20
               PLYMOUTH, MINNESOTA                                 55441
    (Address of Principal Executive Offices)                     (Zip Code)


                                 (763) 557-9005
              (Registrant's Telephone Number, Including Area Code)



                                       N/A
          (Former Name or Former Address, If Changed Since Last Report)


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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         On August 2, 2002, Tricord Systems, Inc., a Delaware corporation (the "Company"), filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") with the United States Bankruptcy Court for the District of Minnesota (the "Bankruptcy Court"). The Company remains in possession of its assets and properties, and continues to operate its business and manage its properties as a debtor-in-possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code. The Company will continue to operate under court protection while it seeks new investors or a buyer for the Company. The Company believes that it has sufficient working capital to sustain operations pending such investment or sale.

         Further details of the filing are included in the press release attached as Exhibit 99.1 to this report, which is incorporated by reference into this Item.

ITEM 5. OTHER.

         On August 2, 2002, the Company filed a press release announcing results for the second quarter ended June 30, 2002.

         Further details are included in the press release attached as Exhibit
99.2 to this report, which is incorporated by reference into this Item.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of Business Acquired.  Not Applicable

         (b) Pro Forma Financial Information.  Not Applicable

         (c)  Exhibits.

                Exhibit No.                                        Description
                -----------                                        -----------

                   99.1        Press Release of Tricord  Systems, Inc. issued August 2, 2002 related to filing a voluntary petition for reorganization under Chapter 11

                   99.2        Press  Release of Tricord Systems, Inc. issued August 2, 2002 related to financial results for the second quarter ended June 30, 2002




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             TRICORD SYSTEMS, INC.



                                             By: /s/ KEITH T. THORNDYKE
                                                 -------------------------------
                                                 Keith T. Thorndyke
                                                 Chief Executive Officer
Dated:   August 2, 2002



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                              TRICORD SYSTEMS, INC.

                                    FORM 8-K

                                  EXHIBIT INDEX


     EXHIBIT NO.                             DESCRIPTION                                   METHOD OF FILING
     -----------                             -----------                                   ----------------
         99.1        Press Release of Tricord Systems, Inc. issued August 2,               Filed herewith.
                     2002 related to filing a voluntary petition for
                     reorganization under Chapter 11

         99.2        Press Release of Tricord Systems, Inc. issued August 2,               Filed herewith.
                     2002 related to financial results for the second quarter
                     ended June 30, 2002